                                                                                                            Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Idaho Power Company (the "Company") on Form 10-K for the year ended December 31, 2007, (the "Report"), I, Darrel T. Anderson, Senior Vice President - Administrative Services and Chief Financial Officer of the Company, certify that:

(1)               The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President - Administrative Services
and Chief Financial Officer
February 28, 2008